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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                  Van Kampen New York Quality Municipal Trust
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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              IMPORTANT NOTICE ABOUT YOUR PROXY CARD FOR VAN KAMPEN
                        NEW YORK QUALITY MUNICIPAL TRUST


June 25, 2001


Dear Shareholder:

Recently you received proxy materials for the upcoming June 27, 2001 annual meeting of shareholders for Van Kampen New York Quality Municipal Trust.

Due to an error made by the outside mailing vendor, the trustees listed on the original proxy card were not correct. As a result, all voting instructions received based on the erroneous card will be disregarded. A new proxy card listing the correct trustees is enclosed.

IT IS VERY IMPORTANT THAT WE RECEIVE YOUR VOTE. ENCLOSED IS A CORRECTED PROXY CARD. PLEASE USE ONE OF THE FOLLOWING CONVENIENT VOTING METHODS:

         MAIL
         Please sign, date and return the corrected proxy card in the enclosed postage-paid envelope.

         PHONE
         Simply dial 1-800-454-8683. When prompted, enter your 12-digit control number found on the corrected proxy card and follow the simple instructions. Please note that the 12-digit control number on the corrected card is new and differs from the number on the previous card.

         INTERNET
         Go to www.proxyvote.com, enter your 12-digit control number found on the corrected proxy card and follow the simple instructions found on the website. Please note that the 12-digit control number on the corrected card is new and differs from the number on the previous card.

A proxy statement was provided to you in the original mailing. Should you need an additional copy for review, please contact Van Kampen at 1-800-341-2929 and a statement will be promptly mailed to you.

The shareholder meeting is scheduled for June 27, 2001. It is likely the meeting will be adjourned to allow sufficient time to obtain the necessary votes.

Please note that neither the Fund's shareholders nor the Fund's investment adviser will bear the cost of printing, mailing or solicitation of the corrected proxy card. We apologize for any inconvenience this may have caused you.